EXHIBIT 10.3

Assignment and Assumption of Lease

This Assignment and Assumption of Lease (this "Assignment") dated as of the 18th day of February, 2010 is entered into by and between MCP RETAIL, LLC, a Florida limited liability company ("Assignor"), and INLAND DIVERSIFIED KISSIMMEE PLEASANT HILL, L.L.C., a Delaware limited liability company ("Assignee").

WITNESSETH:

WHEREAS, Assignor and Assignee have entered into that certain Purchase and Sale Contract between Buyer and Seller dated December 21, 2009, as amended, (the "Purchase Agreement") with respect to that certain real property commonly known as Pleasant Hill Commons Shopping Center, Kissimmee, Florida, as further described in the attached Schedule "A" (the "Property");

WHEREAS, Assignor is the lessor under the Leases set forth on Schedule "B" attached hereto executed with respect to the Property;

WHEREAS, Assignor desires to assign its interest under the Leases to Assignee, and Assignee desires to accept the assignment thereof;

NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

1.

Effective as of the date hereof, Assignor hereby assigns to Assignee all of its right, title and interest under the Leases. Assignor agrees to indemnify Assignee against and hold Assignee harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, arising as a result of Assignor's breach of the terms of the Leases on or prior to the date hereof.

2.

Effective as of the date hereof, Assignee hereby assumes all of the Assignor's obligations under the Leases. Assignee agrees to indemnify Assignor against and hold Assignor harmless from any and all cost, liability, loss, damage or expense, including, without limitation, reasonable attorneys' fees, arising as a result of Assignee's breach of the terms of the Leases after the date hereof.

3.

This Assignment shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors in interest and assigns.

4.

Ail capitalized terms used herein, but not defined, shall have the meanings given to such terms in the Purchase Agreement.

5.

This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same document.

[signatures on next page]

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

MCP RETAIL, LLC

a Florida limited liability company

By:

Michael A. Collard, Manager

ASSIGNEE:

INLAND DIVERSIFIED KISSIMMEE

PLEASANT HILL, L.L.C., a Delaware limited

liability corporation

By: /s/ Lou Quilici

Print name: Lou Quilici

Title: Authorized Agent

IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:

MCP RETAIL, LLC

a Florida limited liability company

By: /s/ Michael A. Collard

Michael A. Collard, Manager

ASSIGNEE:

INLAND DIVERSIFIED KISSIMMEE

PLEASANT HILL, L.L.C., a Delaware limited

liability corporation

By:

Print name:

Title:

Schedule "A"

Lot 2, PLEASANT HILL COMMONS, according to the plat recorded in Plat Book 21, Page 86, of the Public Records of Osceola County, Florida.

Together with access, parking, utility and storm water easements for the benefit of the above described land as more particularly set forth in that certain Amended and Restated Declaration of Covenants, Restrictions and Easements recorded in Official Records Book 3798, Page 1228, Public Records of Osceola County, Florida.

Schedule "B"

(Schedule of Leases)

Exhibit “B"

Pleasant Hill Commons Leases:

Tenant	Named In Lease: Tenant & Landlord	Date Signed
Publix	Publix Super Markets, Inc. & MCP Retail, LLC	3/8/2007
Amie Nails	Precise Nail & MCP Retail, LLC	11/29/2006
Name change 3/28/08 prior to opening
BonWorth	Bon Worth Inc, d/b/a Bon Worth & MCP Retail, LLC	8/27/2007
J-Tax	J-Tax Florida, Inc. d/b/a Jackson Hewitt Tax Service & MCP Retail, LLC	3/30/2007
Liquor Two	Bharat Patel & Jyotindar N. Patel Liquor Store & MCP Retail, LLC	8/24/2007
Tijuana Flats	Great Food Concepts-03, LLC d/b/a Tijuana Flats Burrito Company &	2/26/2007
MCP Retail, LLC
Subway	Subway Real Estate Corp. & MCP Retail, LLC	3/28/2007
Lin Garden	China Chef & MCP Retail, LLC	12/18/2006
Name change 10/20/2008
Sigmapparel	Sigmapparel, LLC & MCP Retail, LLC	10/12/2009
Fantastic Sam’s	Anjobe, Inc. & MCP Retail LLC	7/28/2008
LA Insurance	L.A. Insurance Agency, FL8 Inc. d/b/a LA Insurance & MCP Retail, LLC	6/26/2009
Famous Barbershop	Famous Barbershop Corp, Inc., & MCP Retail, LLC	8/19/2009
Sonoma Coffee Cafe	Florida State Coffee Corp d/b/a Sonoma Coffee Café & MCP Retail, LLC	10/9/2008
Metro PCS	Expedía Enterprises., Inc. d/b/a Expedía Wireless & MCP Retail, LLC	1/21/2009
Pizza Hut	Pizza Hut of America, Inc. & MCP Retail, LLC	5/16/2007
Assigned to CFL Pizza, LLC 12/7/2009
Century 21	Sifonte's Golden Realty, Inc. d/b/a Century 21 & MCP Retail, LLC	9/5/2008
Trustco	Trustco Bank & MCP Retail, LLC	3/1/2007